Exhibit 99.1

Cash America Announces Third Quarter Earnings up 19% and Dividend Declared

FORT WORTH, Texas--(BUSINESS WIRE)--October 22, 2009--Cash America International, Inc. (NYSE: CSH) announced today that net income attributable to the Company for the third quarter of 2009 increased 19% to $22,478,000 (73 cents per share) compared to the third quarter of 2008 which was $18,925,000 (63 cents per share).

Total revenue increased 10% during the third quarter 2009 to $276.1 million, up from $252.2 million during the same period in 2008. Contributing to the rise in total revenue was a 28% increase in finance and service charges from pawn loans and an increase of 9% in the proceeds from the sale of merchandise during the quarter. This was driven by continued customer demand for pawn lending products and the addition of Prenda Fácil in December 2008, the Company’s Mexico based pawn lending operation. Excluding Prenda Fácil, the Company reported an 11% increase in finance and service charges from pawn loans during the quarter. Consolidated pawn loan balances increased year-over-year by 20% during the third quarter 2009. Excluding the addition of Prenda Fácil, pawn loan balances were up 6% during the period. Consolidated income from operations rose 14% to $41.4 million during the third quarter 2009, up from $36.2 million during the same period in 2008. This is partially due to lower loan losses on cash advances written. Loan losses as a percent of cash advance fees decreased to 38.4% in the third quarter of 2009 compared to 42.5% in the third quarter of 2008.

For the nine-month period ended September 30, 2009, Cash America produced net income of $62,995,000 ($2.06 per share) compared to $64,873,000 ($2.16 per share) for the same period in 2008. The decrease in net income was due to a 4% decrease in cash advance fees during the nine-month period which is largely related to the absence of or significantly reduced profitability in certain cash advance markets in 2009 that generated revenue and earnings for the Company in 2008. Total revenue increased 6% to $796.6 million for the nine-month period ended September 30, 2009, up from $751.1 million for the same period in 2008.

Commenting on the results for the third quarter, Daniel R. Feehan, President and Chief Executive Officer said, “We have restored the year over year quarterly earnings growth that challenged us in the first half of 2009 due to changes in certain markets for our cash advance product. Our pawn lending activities have continued to produce earnings growth throughout 2009 and in the third quarter we were able to add year over year growth in our cash advance business segment as our storefront business posted a successful third quarter.” Mr. Feehan added, “We are proud to have posted this earnings growth while adding 158 net new pawn lending locations, including 113 acquired locations and 49 start-up locations while closing 4 locations, in an effort to expand the concentration of our pawn lending activities over the last twelve months.”

Cash America will conduct a conference call to discuss its third quarter earnings Thursday, October 22, 2009 at 7:45 AM CDT. A live web cast of the call will be available on the Company’s corporate web site in the Investor Relations section (www.cashamerica.com). To listen to the live call, please go to the web site at least fifteen minutes early to register, download, and install any necessary audio software.

Additionally, the Company announced that the Board of Directors, at its regularly scheduled quarterly meeting, declared a $0.035 (3.5 cents) per share cash dividend on common stock outstanding. The dividend will be paid at the close of business on November 18, 2009 to shareholders of record on November 4, 2009.

Outlook for the Fourth Quarter of 2009 and 2010 Fiscal Year

Expectations for the remainder of fiscal 2009 will be impacted by earning asset levels based on customer demand for credit products and by customer demand for the sale of merchandise in pawn lending locations. The fourth quarter represents an important period of retail sales for the Company, and results will be affected by consumer sentiments during the period. Based on its views and expectations related to the preceding factors management expects that the fourth quarter 2009 net income per share will be between 94 cents and $1.02 per share compared to 54 cents per share in the fourth quarter of 2008. The fourth quarter of 2008 included 20 cents of one-time charges, which included severance and related expenses for the closing of 42 cash advance locations, the restructuring and elimination of senior management positions, referendum initiatives related to the November 4, 2008 election in the state of Ohio and new product transition costs in certain cash advance markets . Therefore, management’s expectation for the full year 2009 earnings per share will be between $3.00 and $3.08 compared to $2.70 per share in fiscal 2008.

In addition, management is initiating its preliminary expectations for fiscal year 2010. Based on its current views of the coming year, management establishes its initial anticipated range of earnings per share of $3.45 to $3.60 for fiscal 2010.

About the Company

As of September 30, 2009, Cash America International, Inc. had 1,034 total locations offering specialty financial services to consumers, including 660 pawn lending locations (including 15 unconsolidated franchised locations), consisting of 503 locations operating in 22 states in the United States under the names “Cash America Pawn” and “SuperPawn” and 157 pawn lending locations, of which the Company is a majority owner, operating in 19 jurisdictions in central and southern Mexico under the name “Prenda Fácil.” In addition, as of September 30, 2009, the Company had 248 cash advance storefront locations operating in six states in the United States under the names “Cash America Payday Advance” and “Cashland” and 121 unconsolidated franchised and five Company-owned check cashing centers operating in 16 states in the United States under the name “Mr. Payroll.” Additionally, as of September 30, 2009, the Company offered short-term cash advances over the Internet to customers in 32 states in the United States at http://www.cashnetusa.com, in the United Kingdom at http://www.quickquid.co.uk and in Australia at http://www.dollarsdirect.com.au. The Company also owns a card services business that processes cash advances on behalf of a third-party lender with balances outstanding in all 50 states and one other United States territory as of September 30, 2009.

For additional information regarding the Company and the services it provides, visit the Company’s websites located at:

http://www.cashamerica.com	http://www.cashnetusa.com
http://www.quickquid.co.uk	http://www.dollarsdirect.com.au
http://www.strikegoldnow.com	http://www.cashlandloans.com

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This release contains forward-looking statements about the business, financial condition and prospects of Cash America International, Inc. and its subsidiaries (the “Company”). The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties including, without limitation, changes in pawn, consumer credit, tax and other laws and governmental rules and regulations applicable to the Company's business, changes in demand for the Company's services, the continued acceptance of the online distribution channel by the Company’s cash advance customers, the actions of third parties who offer products and services to or for the Company, fluctuations in the price of gold, changes in competition, the ability of the Company to open new operating units in accordance with its plans, changes in economic conditions, real estate market fluctuations, interest rate fluctuations, changes in foreign currency exchange rates, changes in the capital markets, the ability to successfully integrate newly acquired businesses into the Company’s operations, the loss of services of any of our executive officers, the effect of any current or future litigation proceedings on the Company, acts of God, war or terrorism, pandemics and other events, the effect of any of such changes on the Company’s business or the markets in which we operate and other risks and uncertainties indicated in the Company's filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, terms such as “believes,” “estimates,” “should,” “could,” “would,” “plans,” “expects,” “anticipates,” “may,” “forecasts,” “projects” and similar expressions and variations as they relate to the Company or its management are intended to identify forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date of this release.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES HIGHLIGHTS OF CONSOLIDATED RESULTS OF OPERATIONS (in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Consolidated Operations:
Total revenue	$276,124	$252,150	$796,596	$751,063
Net revenue	200,582	184,117	567,018	544,773
Total operating expenses	159,152	147,926	449,910	428,216

Income from operations	$41,430	$36,191	$117,108	$116,557

Income before income taxes	35,851	32,007	101,524	105,695

Net Income	$22,748	$18,925	$63,792	$64,873

Less: Net income attributable to the noncontrolling interest	(270)	-	$(797)	$-

Net Income Attributable to Cash America International, Inc.	$22,478	$18,925	$62,995	$64,873

Earnings per share:

Net Income attributable to Cash America International, Inc. common stockholders:

Basic	$0.76	$0.65	$2.12	$2.21
Diluted	$0.73	$0.63	$2.06	$2.16

Weighted average shares:
Basic	29,702	29,266	29,757	29,321
Diluted	30,698	30,035	30,524	30,082

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS (in thousands, except per share data)

	September 30,		December 31,
	2009	2008	2008
	(Unaudited)

Assets
Current assets:
Cash and cash equivalents	$28,532	$29,754	$30,005
Pawn loans	190,478	158,226	168,747
Cash advances, net	93,472	87,034	83,850
Merchandise held for disposition, net	116,890	111,053	109,493
Finance and service charges receivable	36,228	29,658	33,063
Income taxes recoverable	-	1,306	2,606
Other receivables and prepaid expenses	21,155	13,658	15,480
Deferred tax assets	23,894	22,088	22,037
Total current assets	510,649	452,777	465,281
Property and equipment, net	188,363	181,524	185,887
Goodwill	493,384	420,840	494,192
Intangible assets, net	28,787	21,634	35,428
Other assets	7,829	3,501	5,722
Total assets	$1,229,012	$1,080,276	$1,186,510

Liabilities and Equity
Current liabilities:
Accounts payable and accrued expenses	$73,804	$66,414	$79,759
Accrued supplemental acquisition payment	-	69,499	47,064
Customer deposits	9,547	8,754	8,814
Income taxes currently payable	5,258	-	-
Current portion of long-term debt	17,512	8,500	15,810
Total current liabilities	106,121	153,167	151,447
Deferred tax liabilities	40,103	25,826	27,575
Noncurrent income tax payable	4,051	-	3,050
Other liabilities	3,929	2,202	2,359
Long-term debt	429,096	343,692	422,344
Total liabilities	583,300	$524,887	$606,775

Equity:
Cash America International, Inc. equity:
Common stock, $.10 par value per share, 80,000,000 shares authorized, 30,235,164 shares issued	3,024	3,024	3,024
Additional paid-in capital	166,278	163,678	160,007
Retained earnings	500,150	424,999	440,252
Accumulated other comprehensive loss	(1,607)	(59)	(3,964)
Treasury shares, at cost (965,371 shares, 1,218,075 shares and 818,772 shares at September 30, 2009 and 2008 at December 31, 2008, respectively	(27,759)	(36,253)	(24,278)
Total Cash America International, Inc. stockholders’ equity	640,086	555,389	575,041
Noncontrolling interest	5,626	-	4,694
Total equity	645,712	555,389	579,735
Total liabilities and equity	$1,229,012	$1,080,276	$1,186,510

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME (in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
	(Unaudited)

Revenue
Finance and service charges	$59,920	$46,977	$167,159	$133,788
Proceeds from disposition of merchandise	114,786	105,517	354,719	330,189
Cash advance fees	98,209	96,301	263,119	274,610
Check cashing fees, royalties and other	3,209	3,355	11,599	12,476
Total Revenue	276,124	252,150	796,596	751,063
Cost of Revenue
Disposed merchandise	75,542	68,033	229,578	206,290
Net Revenue	200,582	184,117	567,018	544,773
Expenses
Operations	89,368	82,319	261,284	243,553
Cash advance loss provision	37,690	40,950	91,642	102,817
Administration	21,875	15,359	66,031	53,890
Depreciation and amortization	10,219	9,298	30,953	27,956
Total Expenses	159,152	147,926	449,910	428,216
Income from Operations	41,430	36,191	117,108	116,557
Interest expense	(5,436)	(4,292)	(15,591)	(11,005)
Interest income	7	113	26	220
Foreign currency transaction gain (loss)	(150)	(5)	(19)	(77)
Income before Income Taxes	35,851	32,007	101,524	105,695
Provision for income taxes	13,103	13,082	37,732	40,822
Net Income	22,748	18,925	63,792	64,873
Less: Net income attributable to the noncontrolling interest	(270)	-	(797)	-
Net Income Attributable to Cash America International, Inc.	$22,478	$18,925	$62,995	$64,873
Earnings Per Share:
Net Income attributable to Cash America International, Inc. common stockholders:
Basic	$0.76	$0.65	$2.12	$2.21
Diluted	$0.73	$0.63	$2.06	$2.16
Weighted average common shares outstanding:
Basic	29,702	29,266	29,757	29,321
Diluted	30,698	30,035	30,524	30,082
Dividends declared per common share	$0.035	$0.035	$0.105	$0.105

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES FINANCIAL AND OPERATING DATA (in thousands, except per share data)

	Three Months Ended		Nine months ended
	September 30,		September 30,
	2009	2008	2009	2008
Location statistics

Pawn segment locations in operation – (e)
Beginning of period, owned	632	487	598	485
Acquired	-	-	1	1
Start-ups	16	-	49	1
Combined or closed	(3)	-	(3)	-
End of period, owned	645	487	645	487
Franchise locations at end of period (a)	15	15	15	15
Total pawn lending location locations at end of period (a) (e)	660	502	660	502
Average number of owned pawn lending location locations (a) (e)	641	487	622	486

Cash advance segment locations in operation (excludes online lending and card services) –
Beginning of period	248	292	248	304
Combined or closed	-	(2)	-	(14)
End of period	248	290	248	290
Average number of cash advance locations	248	291	248	298

Check cashing segment locations –
Company-owned locations at end of period	5	5	5	5
Franchised locations at end of period (a)	121	129	121	129
Total check cashing centers in operation at end of period (a)	126	134	126	134
Combined total of all locations at end of period (a)	1034	926	1034	926

Services offered by locations

Pawn lending –
Pawn lending segment:
Domestic	488	487	488	487
Foreign (e)	157	-	157	-
Franchise – domestic (a)	15	15	15	15
Combined pawn lending segment (e)	660	502	660	502
Cash advance segment – storefront operations	116	-	116	-
Total locations offering pawn lending (a) (e)	776	502	776	502

Cash advances –
Cash advance segment – storefront operations	248	290	248	290
Pawn lending segment – domestic	432	432	432	432
Total locations offering cash advances	680	722	680	722

Check cashing –
Check cashing segment
Company-owned locations	5	5	5	5
Franchised locations (a)	121	129	121	129
Total check cashing segment (a)	126	134	126	134
Cash advance segment – storefront operations	248	290	248	290
Pawn lending segment – domestic	383	399	383	399
Total locations offering check cashing (a)	757	823	757	823

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES FINANCIAL AND OPERATING DATA (in thousands, except per share data)

	Three Months Ended		Nine months ended
	September 30,		September 30,
	2009	2008	2009	2008
Market coverage
Market coverage for pawn lending segment at end of period
States in the U.S.	22	22	22	22
Foreign countries (e)	1	-	1	-
Market coverage for cash advance segment at end of period (c)
States and other U.S. territories
Storefront	6	7	6	7
Online	32	33	32	33
Card services	51	51	51	51
Foreign countries
Online	2	1	2	1
Pawn Lending Activities(f)
Annualized yield on pawn loans -
Pawn lending segment:
Domestic	127.7%	123.9%	131.1%	128.2%
Foreign (e)	141.0%	-%	147.8%	-%
Combined pawn lending segment (e)	129.2%	123.9%	133.0%	128.2%
Cash advance segment – storefront operations	74.9%	-%	85.0%	-%
Combined annualized yield on pawn loans (e)	128.9%	123.9%	132.8%	128.2%
Amount of pawn loans written and renewed -
Pawn lending segment:
Domestic	$170,059	$161,225	$465,179	$442,553
Foreign (e)	29,633	-	72,776	-
Combined pawn lending segment (e)	$199,692	$161,225	$537,955	$442,553
Cash advance segment – storefront operations	1,421	-	2,654	-
Combined amount of pawn loans written and renewed (e)	$201,113	$161,225	$540,609	$442,553
Average pawn loan balance outstanding -
Pawn lending segment:
Domestic	$162,100	$150,792	$148,796	$139,363
Foreign (e)	21,140	-	18,893	-
Combined pawn lending segment (e)	$183,240	$150,792	$167,689	$139,363
Cash advance segment – storefront operations	1,312	-	637	-
Combined average pawn loan balance outstanding (e)	$184,552	$150,792	$168,326	$139,363
Ending pawn loan balance -
Pawn lending segment:
Domestic	$166,481	$158,226	$166,481	$158,226
Foreign (e)	22,429	-	22,429	-
Combined pawn lending segment (e)	$188,910	$158,226	$188,910	$158,226
Cash advance segment – storefront operations	1,568	-	1,568	-
Combined ending pawn loan balance per location offering pawn loans (e)	$190,478	$158,226	$190,478	$158,226
Ending pawn loan balance per location offering pawn loans --
Pawn lending segment :
Domestic	$341	$325	$341	$325
Foreign (e)	$143	$-	$143	$-
Combined pawn lending segment (e)	$293	$325	$293	$325
Cash advance segment - storefront operations	$14	$-	$14	$-
Combined ending pawn loan balance per location offering pawn loans (e)	$250	$325	$250	$325

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME (in thousands, except per share data)

	Three Months Ended				Nine months ended
	September 30,				September 30,
	2009		2008		2009		2008
Average pawn loan amount at end of period (not in thousands) -
Pawn lending segment:
Domestic	$119		$121		$119		$121
Foreign (e)	$103		$-		$103		$-
Combined pawn lending segment (e)	$117		$121		$117		$121
Cash advance segment – storefront operations	$104		$-		$104		$-
Combined average pawn loan amount at end of period (e)	$117		$121		$117		$121

Disposition of merchandise – domestic –
Profit margin on disposition of merchandise
Pawn lending segment – domestic	34.1%		35.5%		35.3%		37.5%
Cash advance segment – storefront operations	36.7%		-%		35.5%		-%
Combined profit margin on disposition of merchandise	34.2%		35.5%		35.3%		37.5%

Disposition of merchandise - pawn lending segment – domestic -
Average annualized merchandise turnover	2.6	x	2.6	x	2.8	x	2.8	x
Average balance of merchandise held for disposition per average location in operation	$226		$213		$217		$204
Ending balance of merchandise held for disposition per location in operation	$238		$228		$238		$228

Cash advance activities(f)

Amount of cash advances written –(a) (c)
Funded by the Company
Cash advance segment:
Storefront	$171,470		$146,504		$460,016		$449,571
Internet lending	174,492		202,706		510,038		551,222
Total cash advance segment	$345,962		$349,210		$970,054		$1,000,793
Pawn lending segment - domestic	15,958		15,100		43,924		43,229
Combined funded by the Company	$361,920		$364,310		$1,013,978		$1,044,022

Funded by third-party lenders (a) (b)
Cash advance segment:
Storefront	$24,197		$21,600		$64,810		$71,585
Internet lending	163,446		113,997		385,799		327,725
Card services	30,457		-		76,123		-
Total cash advance segment	$218,100		$135,597		$526,732		$399,310
Pawn lending segment - domestic	34,356		35,534		95,488		111,309
Combined funded by third-party lenders (a) (b)	$252,456		$171,131		$622,220		$510,619

Aggregate amount of cash advances written - (a) (c)
Cash advance segment:
Storefront	$195,667		$168,104		$524,826		$521,156
Internet lending	337,938		316,703		895,837		878,947
Card services	30,457		-		76,123		-
Total cash advance segment	$564,062		$484,807		$1,496,786		$1,400,103
Pawn lending segment - domestic	50,314		50,634		139,412		154,538
Combined aggregate amount of cash advances written(a) (c)	$614,376		$535,441		$1,636,198		$1,554,641

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES FINANCIAL AND OPERATING DATA (in thousands, except per share data)

	Three Months Ended		Nine months ended
	September 30,		September 30,
	2009	2008	2009	2008
Number of cash advances written (not in thousands) –
Funded by the Company
Cash advance segment:
Storefront	387,635	422,009	1,038,877	1,267,211
Internet lending	445,928	487,572	1,270,268	1,318,454
Total cash advance segment	833,563	909,581	2,309,145	2,585,665
Pawn lending segment – domestic	48,927	46,777	134,051	137,518
Combined by the Company	882,490	956,358	2,443,196	2,723,183
Funded by third-party lenders (a) (b)
Cash advance segment:
Storefront	40,559	37,867	109,031	127,651
Internet lending	237,104	168,553	540,332	493,134
Card services	216,535	-	516,236	-
Total cash advance segment	494,198	206,420	1,165,599	620,785
Pawn lending segment - domestic	64,325	75,031	178,450	236,729
Combined by third-party lenders (a) (b)	558,523	281,451	1,344,049	857,514
Aggregate number of cash advances written - (a) (c)
Cash advance segment:
Storefront	428,194	459,876	1,147,908	1,394,862
Internet lending	683,032	656,125	1,810,600	1,811,588
Card services	216,535	-	516,236	-
Total cash advance segment	1,327,761	1,116,001	3,474,744	3,206,450
Pawn lending segment - domestic	113,252	121,808	312,501	374,247
Combined aggregate number of cash advances written (a) (c)	1,441,013	1,237,809	3,787,245	3,580,697
Cash advance customer balances (gross):
Owned by Company (d)
Cash advance segment:
Storefront	$42,581	$40,295	$42,581	$40,295
Internet lending	62,207	64,944	62,207	64,944
Card services	6,448	-	6,448	-
Total cash advance segment	$111,236	$105,239	$111,236	$105,239
Pawn lending segment - domestic	6,924	7,096	6,924	7,096
Combined owned by the Company(d)	$118,160	$112,335	$118,160	$112,335
Owned by third-party lenders (a) (b)
Cash advance segment :
Storefront	$4,373	$4,462	$4,373	$4,462
Internet lending	31,568	19,960	31,568	19,960
Card services	649	-	649	-
Total cash advance segment	$36,590	$24,422	$36,590	$24,422
Pawn lending segment - domestic	6,827	6,594	6,827	6,594
Combined owned by third-party lenders (a) (b)	$43,417	$31,016	$43,417	$31,016
Aggregate cash advance customer balances (gross) - (a) (c)
Cash advance segment:
Storefront	$46,954	$44,757	$46,954	$44,757
Internet lending	93,775	84,904	93,775	84,904
Card services	7,097	-	7,097	-
Total cash advance segment	$147,826	$129,661	$147,826	$129,661
Pawn lending segment - domestic	13,751	13,690	13,751	13,690
Combined aggregate cash advance customer balances (gross) (a) (c)	$161,577	$143,351	$161,577	$143,351

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES FINANCIAL AND OPERATING DATA (in thousands, except per share data)

	Three Months Ended		Nine months ended
	September 30,		September 30,
	2009	2008	2009	2008
Average amount per cash advance written (not in thousands) -
Funded by the Company
Cash advance segment:
Storefront	$442	$347	$443	$355
Internet lending	$391	$416	$402	$418
Total cash advance segment	$415	$384	$420	$387
Pawn lending segment - domestic	$326	$323	$328	$314
Combined by the Company	$410	$381	$415	$383
Funded by third-party lenders (a) (b)
Cash advance segment
Storefront	$597	$570	$594	$561
Internet lending	$689	$676	$714	$665
Card services	$141	$-	$147	$-
Total cash advance segment	$441	$657	$452	$643
Pawn lending segment - domestic	$534	$474	$535	$470
Combined by third-party lenders (a) (b)	$452	$608	$463	$595
Aggregate average amount per cash advance written -(a) (c)
Cash advance segment:
Storefront	$457	$366	$457	$374
Internet lending	$495	$483	$495	$485
Card services	$141	$-	$147	$-
Total cash advance segment	$425	$434	$431	$437
Pawn lending segment - domestic	$444	$416	$446	$413
Combined aggregate average amount per cash advance written(a) (c)	$426	$433	$432	$434
Check cashing
Face amount of checks cashed -
Company-owned locations:
Check cashing segment	$5,175	$7,106	$17,348	$22,322
Cash advance segment	29,026	40,497	120,727	151,688
Pawn lending segment	4,918	7,222	18,307	27,483
Combined company-owned locations	39,119	54,825	156,382	201,493
Franchised locations - check cashing segment (a)	229,314	295,791	790,671	968,000
Combined face amount of checks cashed (a)	$268,433	$350,616	$947,053	$1,169,493
Fees collected from customers -
Company-owned locations:
Check cashing segment	$61	$89	$244	$313
Cash advance segment	687	957	3,012	4,072
Pawn lending segment	81	122	336	506
Combined company-owned locations	829	1,168	3,592	4,891
Franchised locations - check cashing segment (a)	3,150	4,073	11,288	13,740
Combined fees collected from customers (a)	$3,979	$5,241	$14,880	$18,631
Fees as a percentage of checks cashed -
Company-owned locations:
Check cashing segment	1.2%	1.3%	1.4%	1.4%
Cash advance segment	2.4	2.4	2.5	2.7
Pawn lending segment	1.6	1.7	1.8	1.8
Combined company-owned locations	2.1	2.1	2.3	2.4
Franchised locations - check cashing segment(a)	1.4	1.4	1.4	1.4
Combined fees as a percentage of checks cashed (a)	1.5%	1.5%	1.6%	1.6%

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES FINANCIAL AND OPERATING DATA (in thousands, except per share data)

	Three Months Ended		Nine months ended
	September 30,		September 30,
	2009	2008	2009	2008
Average check cashed (not in thousands) –
Company-owned locations:
Check cashing segment	$404	$400	$423	$405
Cash advance segment	$510	$463	$581	$516
Pawn lending segment	$335	$412	$410	$474
Combined company-owned locations	$463	$447	$533	$495
Franchised locations – check cashing segment (a)	$412	$437	$457	$465
Combined average check cashed(a)	$418	$436	$461	$464

(a) Non-generally accepted accounting principles in the United States (“non-GAAP”) presentation. For informational purposes and to provide a greater understanding of the Company’s businesses. Management believes that information provided with this level of detail is meaningful and useful in understanding the activities and business metrics of the Company’s operations. The non-GAAP financial measure is provided immediately following its most comparable generally accepted accounting principles (“GAAP”) amount and can be reconciled to its most comparable GAAP amount through the presentation of the financial information above.

(b) Includes (i) cash advances written by third-party lenders that were arranged by the Company on behalf of the third-party lenders through a CSO Program offered in certain states in the Company’s storefront and online distribution channels, and (ii) line of credit advances issued by a third-party lender utilizing the Company’s card services distribution channel to process these cash advances under a line of credit offered by such lender on certain stored-value and payroll cards issued by such lender. In its card services distribution channel, the Company acquires a participation interest in the receivables generated by the third party lender; and cash advance fees associated with the Company’s card services activities include revenue from the Company’s participation interest in the line of credit receivables generated by the third party lender, as well as marketing, processing and other miscellaneous fee income. (Note: The Company did not commence business in the card services distribution channel until the third quarter of 2008).

(c) Includes cash advances written by the Company as well as the cash advance products described in footnote (b) above.

(d) Amounts recorded in the Company’s consolidated financial statements.

(e) Includes Prenda Fácil locations.

(f) Excludes franchised locations.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES INCOME FROM OPERATIONS BY OPERATING SEGMENT THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008 (in thousands, except per share data)

	2009	2008
Funded by the Company (a)
Active cash advances and fees receivable	$77,216	$73,097
Cash advances and fees in collection	19,550	25,857
Total funded by the Company (a)	96,766	98,954
Funded by third-party lenders(b) (c)
Active cash advances and fees receivable	48,463	31,072
Cash advances and fees in collection	16,348	13,325
Total funded by third-party lenders(b) (c)	64,811	44,397
Combined gross portfolio of cash advances and fees receivable(b) (d)	161,577	143,351
Less: Elimination of cash advances owned by third-party lenders	43,417	31,016
Company-owned cash advances and fees receivable, gross	118,160	112,335
Less: Allowance for losses	24,688	25,301
Cash advances and fees receivable, net	$93,472	$87,034

	Three months ended		Nine months ended
	September 30,		September 30,
	2009	2008	2009	2008
Allowance for losses for Company-owned cash advances
Balance at beginning of period	$22,163	$27,401	$21,495	$25,676
Cash advance loss provision	36,933	41,301	90,961	102,688
Charge-offs	(38,749)	(47,762)	(101,890)	(123,443)
Recoveries	4,341	4,360	14,122	20,380
Balance at end of period	$24,688	$25,301	$24,688	$25,301
Accrual for third-party lender-owned cash advances
Balance at beginning of period	$2,059	$2,309	$2,135	$1,828
(Decrease) increase in loss provision	757	(352)	681	129
Balance at end of period	$2,816	$1,957	$2,816	$1,957
Combined statistics (d)
Combined cash advance loss provision	$37,690	$40,950	$91,642	$102,817
Charge-offs (net of recoveries)	34,408	43,402	87,768	103,063
Combined cash advance loss provision as a % of combined cash advances written (b)	6.1%	7.6%	5.6%	6.6%
Charge-offs (net of recoveries) as a % of combined cash advances written (b)	5.6%	8.1%	5.4%	6.6%
Combined allowance for losses and accrued third-party lender losses as a % of combined gross portfolio (b)	17.0%	19.0%	17.0%	19.0%

(a) Cash advances written by the Company in its pawn and cash advance locations and through the internet distribution channel.

(b) Non-GAAP presentation. For informational purposes and to provide a greater understanding of the Company’s businesses. Management believes that information provided with this level of detail is meaningful and useful in understanding the activities and business metrics of the Company’s operations. Management evaluates the cash advance portfolio on an aggregate basis including the loss provision for the Company-owned and the third-party lender-owned portfolio that the Company guarantees. The non-GAAP financial measure is provided immediately following its most comparable GAAP amount and can be reconciled to its most comparable GAAP amount through the presentation of the financial information above.

(c) Cash advances written by third-party lenders that were marketed, processed, or arranged by the Company on behalf of the third-party lenders, all at the Company’s pawn and cash advance locations and through the internet and card services distribution channels. (Note: The Company did not commence business in the card services distribution channel until the third quarter of 2008.)

(d) Includes (i) cash advances written by the Company, and (ii) cash advances written by third-party lenders that were marketed, processed or arranged, by the Company on behalf of the third-party lenders, all at the Company’s pawn and cash advance locations and through the Company’s internet and card services distribution channels. (Note: The Company did not commence business in the card services distribution channel until the third quarter of 2008.)

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES INCOME FROM OPERATIONS BY OPERATING SEGMENT THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008 (in thousands, except per share data)

	Pawn Lending (1)	Cash Advance (2)	Check Cashing	Consolidated

Three Months Ended September 30, 2009
Revenue
Finance and service charges	$59,673	$247	$-	$59,920
Proceeds from disposition of merchandise	110,302	4,484	-	114,786
Cash advance fees	8,334	89,875	-	98,209
Check cashing fees, royalties and other	1,030	1,584	595	3,209
Total revenue	179,339	96,190	595	276,124
Cost of revenue – disposed merchandise	72,704	2,838	-	75,542
Net revenue	106,635	93,352	595	200,582
Expenses
Operations	57,732	31,380	256	89,368
Cash advance loss provision	2,352	35,338	-	37,690
Administration	9,869	11,751	255	21,875
Depreciation and amortization	7,049	3,129	41	10,219
Total expenses	77,002	81,598	552	159,152
Income from operations	$29,633	$11,754	$43	$41,430

As of September 30, 2009
Total assets	$778,621	$443,900	$6,491	$1,229,012
Goodwill	$208,819	$279,255	$5,310	$493,384

	Pawn Lending (1)	Cash Advance (2)	Check Cashing	Consolidated

Three Months Ended September 30, 2008
Revenue
Finance and service charges	$46,977	$-	$-	$46,977
Proceeds from disposition of merchandise	105,517	-	-	105,517
Cash advance fees	8,584	87,717	-	96,301
Check cashing fees, royalties and other	967	1,610	778	3,355
Total revenue	162,045	89,327	778	252,150
Cost of revenue – disposed merchandise	68,033	-	-	68,033
Net revenue	94,012	89,327	778	184,117
Expenses
Operations	53,000	29,014	305	82,319
Cash advance loss provision	2,725	38,225	-	40,950
Administration	5,527	9,556	276	15,359
Depreciation and amortization	5,995	3,246	57	9,298
Total expenses	67,247	80,041	638	147,926
Income from operations	$26,765	$9,286	$140	$36,191

As of September 30, 2008
Total assets	$625,192	$448,057	$7,027	$1,080,276
Goodwill	$143,998	$271,532	$5,310	$420,840

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES INCOME FROM OPERATIONS BY OPERATING SEGMENT THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008 (in thousands, except per share data)

	Pawn Lending (1)	Cash Advance (2)	Check Cashing	Consolidated

Nine Months Ended September 30, 2009
Revenue
Finance and service charges	$166,755	$404	$-	$167,159
Proceeds from disposition of merchandise	346,161	8,558	-	354,719
Cash advance fees	23,141	239,978	-	263,119
Check cashing fees, royalties and other	2,982	6,436	2,181	11,599
Total revenue	539,039	255,376	2,181	796,596
Cost of revenue – disposed merchandise	224,059	5,519	-	229,578
Net revenue	314,980	249,857	2,181	567,018
Expenses
Operations	173,417	86,997	870	261,284
Cash advance loss provision	5,068	86,574	-	91,642
Administration	32,582	32,705	744	66,031
Depreciation and amortization	21,255	9,511	187	30,953
Total expenses	232,322	215,787	1,801	449,910
Income from operations	$82,658	$34,070	$380	$117,108

	Pawn Lending (1)	Cash Advance (2)	Check Cashing	Consolidated

Nine Months Ended September 30, 2008
Revenue
Finance and service charges	$133,788	$-	$-	$133,788
Proceeds from disposition of merchandise	330,189	-	-	330,189
Cash advance fees	26,514	248,096	-	274,610
Check cashing fees, royalties and other	2,969	6,871	2,636	12,476
Total revenue	493,460	254,967	2,636	751,063
Cost of revenue – disposed merchandise	206,290	-	-	206,290
Net revenue	287,170	254,967	2,636	544,773
Expenses
Operations	159,408	83,148	997	243,553
Cash advance loss provision	7,667	95,150	-	102,817
Administration	27,081	25,985	824	53,890
Depreciation and amortization	17,525	10,249	182	27,956
Total expenses	211,681	214,532	2,003	428,216
Income from operations	$75,489	$40,435	$633	$116,557

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES INCOME FROM OPERATIONS BY OPERATING SEGMENT THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008 (in thousands, except per share data)

(1) The Pawn Lending segment is composed of the Company’s domestic pawn lending operations and Prenda Fácil. The following table summarizes the results from each channel’s contributions to the Pawn Lending segment for the three and nine months ended September 30, 2009 and 2008 (the average exchange rate of MXN (Mexican pesos) to USD was 13.330 and 14.178 for the three and nine month periods, respectively):

	Domestic	Foreign	Total Pawn Lending

Three Months Ended September 30, 2009
Revenue
Finance and service charges	$52,181	$7,492	$59,673
Proceeds from disposition of merchandise	110,302	-	110,302
Cash advance fees	8,334	-	8,334
Check cashing fees, royalties and other	835	195	1,030
Total revenue	171,652	7,687	179,339
Cost of revenue – disposed merchandise	72,704	-	72,704
Net revenue	98,948	7,687	106,635
Expenses
Operations	54,601	3,131	57,732
Cash advance loss provision	2,352	-	2,352
Administration	7,990	1,879	9,869
Depreciation and amortization	6,083	966	7,049
Total expenses	71,026	5,976	77,002
Income from operations	$27,922	$1,711	$29,633

	Domestic	Foreign	Total Pawn Lending

Three Months Ended September 30, 2008
Revenue
Finance and service charges	$46,977	$-	$46,977
Proceeds from disposition of merchandise	105,517	-	105,517
Cash advance fees	8,584	-	8,584
Check cashing fees, royalties and other	967	-	967
Total revenue	162,045	-	162,045
Cost of revenue – disposed merchandise	68,033	-	68,033
Net revenue	94,012	-	94,012
Expenses
Operations	53,000	-	53,000
Cash advance loss provision	2,725	-	2,725
Administration	5,527	-	5,527
Depreciation and amortization	5,995	-	5,995
Total expenses	67,247	-	67,247
Income from operations	$26,765	$-	$26,765

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES INCOME FROM OPERATIONS BY OPERATING SEGMENT THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008 (in thousands, except per share data)

	Domestic	Foreign	Total Pawn Lending

Nine Months Ended September 30, 2009
Revenue
Finance and service charges	$145,893	$20,862	$166,755
Proceeds from disposition of merchandise	346,161	-	346,161
Cash advance fees	23,141	-	23,141
Check cashing fees, royalties and other	2,653	329	2,982
Total revenue	517,848	21,191	539,039
Cost of revenue – disposed merchandise	224,059	-	224,059
Net revenue	293,789	21,191	314,980
Expenses
Operations	164,748	8,669	173,417
Cash advance loss provision	5,068	-	5,068
Administration	27,649	4,933	32,582
Depreciation and amortization	18,558	2,697	21,255
Total expenses	216,023	16,299	232,322
Income from operations	$77,766	$4,892	$82,658

	Domestic	Foreign	Total Pawn Lending

Nine Months Ended September 30, 2008
Revenue
Finance and service charges	$133,788	$-	$133,788
Proceeds from disposition of merchandise	330,189	-	330,189
Cash advance fees	26,514	-	26,514
Check cashing fees, royalties and other	2,969	-	2,969
Total revenue	493,460	-	493,460
Cost of revenue – disposed merchandise	206,290	-	206,290
Net revenue	287,170	-	287,170
Expenses
Operations	159,408	-	159,408
Cash advance loss provision	7,667	-	7,667
Administration	27,081	-	27,081
Depreciation and amortization	17,525	-	17,525
Total expenses	211,681	-	211,681
Income from operations	$75,489	$-	$75,489

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES INCOME FROM OPERATIONS BY OPERATING SEGMENT THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008 (in thousands, except per share data)

(2) The Cash Advance segment is composed of three distribution channels - a multi-unit “storefront” platform, an online, internet based lending platform, and a card services business. The following table summarizes the results from each channel’s contributions to the Cash Advance segment for the three and nine months ended September 30, 2009 and 2008:

Three Months Ended September 30, 2009	Storefront	Internet Lending	Card Services	Total Cash Advance
Revenue
Finance and service charges	$247	$-	$-	$247
Proceeds from disposition of merchandise	4,484	-	-	4,484
Cash advance fees	23,285	63,751	2,839	89,875
Check cashing fees, royalties and other	1,288	294	2	1,584
Total revenue	29,304	64,045	2,841	96,190
Cost of revenue – disposed merchandise	2,838	-	-	2,838
Net revenue	26,466	64,045	2,841	93,352
Expenses
Operations	13,976	16,594	810	31,380
Cash advance loss provision	4,838	29,394	1,106	35,338
Administration	2,345	9,259	147	11,751
Depreciation and amortization	1,228	1,744	157	3,129
Total expenses	22,387	56,991	2,220	81,598
Income from operations	$4,079	$7,054	$621	$11,754

Three Months Ended September 30, 2008	Storefront	Internet Lending	Card Services	Total Cash Advance
Revenue
Cash advance fees	$26,859	$60,031	$827	$87,717
Check cashing fees, royalties and other	1,553	55	2	1,610
Total revenue	28,412	60,086	829	89,327

Expenses
Operations	17,763	10,427	824	29,014
Cash advance loss provision	6,411	31,486	328	38,225
Administration	2,651	6,805	100	9,556
Depreciation and amortization	1,883	1,363	-	3,246
Total expenses	28,708	50,081	1,252	80,041
Income from operations	$(296)	$10,005	$(423)	$9,286

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES INCOME FROM OPERATIONS BY OPERATING SEGMENT THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008 (in thousands, except per share data)

Nine Months Ended September 30, 2009	Storefront	Internet Lending	Card Services	Total Cash Advance
Revenue
Finance and service charges	$404	$-	$-	$404
Proceeds from disposition of merchandise	8,558	-	-	8,558
Cash advance fees	62,520	170,361	7,097	239,978
Check cashing fees, royalties and other	5,540	890	6	6,436
Total revenue	77,022	171,251	7,103	255,376
Cost of revenue – disposed merchandise	5,519	-	-	5,519
Net revenue	71,503	171,251	7,103	249,857
Expenses
Operations	44,174	40,291	2,532	86,997
Cash advance loss provision	10,564	73,065	2,945	86,574
Administration	6,975	25,296	434	32,705
Depreciation and amortization	4,015	5,089	407	9,511
Total expenses	65,728	143,741	6,318	215,787
Income from operations	$5,775	$27,510	$785	$34,070

Nine Months Ended September 30, 2008	Storefront	Internet Lending	Card Services	Total Cash Advance
Revenue
Cash advance fees	$82,979	$164,290	$827	$248,096
Check cashing fees, royalties and other	6,810	59	2	6,871
Total revenue	89,789	164,349	829	254,967

Expenses
Operations	51,637	30,691	820	83,148
Cash advance loss provision	17,421	77,401	328	95,150
Administration	7,992	17,893	100	25,985
Depreciation and amortization	6,688	3,561	-	10,249
Total expenses	83,738	129,546	1,248	214,532
Income from operations	$6,051	$34,803	$(419)	$40,435

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES INVENTORY AND GROSS PROFIT OPERATING DATA THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008 (in thousands, except per share data)

The table below summarizes the age of merchandise held for disposition before valuation allowance of $0.7 million and $1.9 million, respectively, at September 30, 2009 and 2008 (dollars in thousands).

	2009		2008
	Amount	%	Amount	%

Merchandise held for 1 year or less –
Jewelry	$73,108	62.2%	$75,718	67.0%
Other merchandise	36,014	30.6	28,784	25.5

Total merchandise held for 1 year or less	109,122	92.8	104,502	92.5
Merchandise held for more than 1 year –
Jewelry	5,207	4.4	5,222	4.6
Other merchandise	3,260	2.8	3,224	2.9

Total merchandise held for more than 1 year	8,467	7.2	8,446	7.5

Total merchandise held for disposition	$117,589	100.0%	$112,948	100.0%

NON-GAAP DISCLOSURE

In addition to the financial information prepared in conformity with GAAP, the Company provides historical non-GAAP financial information. Each non-GAAP financial measure included in the Company’s Management Discussion and Analysis has been indicated by footnote.

Management uses the non-GAAP financial measures for internal managerial purposes and believes that presentation of non-GAAP financial information is meaningful and useful in understanding the activities and business metrics of the Company’s operations. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s business that, when viewed with the Company’s GAAP results, provide a more complete understanding of factors and trends affecting the Company’s business.

Management provides non-GAAP financial information for informational purposes and to enhance understanding of the Company’s GAAP consolidated financial statements. Readers should consider the information in addition to, but not instead of, the Company’s financial statements prepared in accordance with GAAP. This non-GAAP financial information may be determined or calculated differently by other companies, limiting the usefulness of those measures for comparative purposes.

CONTACT:
Cash America International, Inc.
Thomas A. Bessant, Jr., 817-335-1100